Computational Materials for
BEAR STEARNS                  Bear Stearns Asset Backed Securities Trust 2004-1
                                       Asset-Backed Certificates, Series 2004-1

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NEW ISSUE COMPUTATIONAL MATERIALS

$228,372,150 (approximate +/-10%)

BEAR STEARNS ASSET BACKED SECURITIES TRUST 2004-1
ASSET-BACKED CERTIFICATES,
SERIES 2004-1


BEAR STEARNS ASSET-BACKED SECURITIES, INC.
Depositor

EMC MORTGAGE CORPORATION
Mortgage Loan Seller & Master Servicer


BEAR, STEARNS & Co. Inc.
Lead Manager

BANC OF AMERICA SECURITIES, LLC.
Co Manager

All Statistical Information based upon Information as of March 1, 2004


April 7, 2004

                                      BEAR
                                    STEARNS


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                    Computational Materials for
                               Bear Stearns Asset-Backed Securities Trust 2004-1
                                        Asset-Backed Certificates, Series 2004-1

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              Certificate Information to 10% Optional Clean-Up Call

--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
           Certificate         Ratings            CE          Pass-Thru       Window       WAL          Certificate
 Class       Size (1)          S&P/Ftc        Levels (1)        Rate          (mos)       (yrs)             Type
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  A-1       $158,216,000       AAA/AAA          17.25% (2)  LIBOR (3)(6)       1-59       1.508       Senior Sequential
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  A-2        $30,761,000       AAA/AAA          17.25% (2)  LIBOR (3)(6)      59-90       6.625      Senior Sequential
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  A-IO      Notional (4)       AAA/AAA          17.25% (2)      5.00%          N/A        1.264*      NAS IO (30-mos)
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  M-1        $17,699,000        AA/AA            9.50% (2)  LIBOR (5)(6)      40-90       5.056          Subordinate
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  M-2        $11,990,000         A/A             4.25% (2)  LIBOR (5)(6)      38-90       4.998          Subordinate
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  M-3         $4,567,000      BBB+/BBB+          2.25% (2)  LIBOR (5)(6)      38-90       4.978          Subordinate
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  B-1         $2,826,000      BBB-/BBB-          0.00% (2)  LIBOR (5)(6)      37-59       3.588    Subordinate Sequential
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  B-2         $2,313,145      BBB-/BBB-          0.00% (2)  LIBOR (5)(6)      59-90       6.651          Subordinate
                                                                                                         Sequential
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------

    NOTES: - Prepayment Pricing Speed Assumption is 25% CPR      - Certificates will be priced to a 10%
             clean-up call
           - Certificates are subject to a variance of +/- 10%   -*Class A-IO duration provided
             under column WAL

     (1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

     (2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in May 2004, excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 3.25% of the Cut-Off Date unpaid principal balance of the mortgage loans.

     (3) The Pass-Through Rate for the Class A Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in September 2006, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the margin for the Class A Certificates will increase by 2 times.

     (4) The Class A-IO Certificates will not have a Certificate Principal Balance and will not be entitled to distributions of principal. The Class A-IO Certificates will accrue interest based on a Notional Amount equal to the lesser of approximately $22,837,000 and the aggregate principal balance of the mortgage loans for the first 30 distribution dates at a fixed rate as shown above.

     (5) The Pass-Through Rate for the Class M-1, Class M-2, Class M-3, Class M-4 and Class B Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin, subject to the lesser of
          a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in September 2006, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.

     (6) The holders of the offered certificates will be entitled to the benefit of a Yield Maintenance Agreement (as described more fully herein) purchased with respect to the fixed-rate mortgage loans. If on a distribution date the amount of interest payable to the Certificates is limited by the Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the Yield Maintenance Agreement. The Yield Maintenance Account, Cap Rates, Strike Prices and Counterparty are all further described herein.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE COLLATERAL

     - Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table below.

     -    All mortgage loans are serviced by EMC Mortgage Corporation.

     - As of the Cut-Off Date, no more than approximately 7% of the mortgage loans will be 31-60 days delinquent. Additionally, approximately 30% of the pool has been delinquent more than once in the last twelve months. No loan will be greater than 60 days delinquent as of the cut-off date.

     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 27% of the loans were acquired from a clean-up call of thirteen United Companies Financial Corporation securitizations (1996-A, 1996-B, 1996-C, 1996-D, 1997-A, 1997-B, 1997-C, 1997-D, 1998-AA, 1998-A, 1998-B, 1998-C and 1998-D),
          approximately 9% were acquired from a clean-up call of six AFC securitizations (1993-AFC1, 1995-5, 1996-1, 1996-2, 1996-3 and 1996-4)
          and approximately 6% were acquired from a clean-up call of six Aames Capital Corporation securitizations (1997-A, 1997-B, 1997-C, 1997-D, 1998-A and 1998-B).

  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                        Index/         Principal     % of    Gross     WAM     AGE     Oterm    Gross     Curr
     Loan Type           Term           Balance      Pool     WAC    (mos.)   (mos.)  (mos.)    Margin    CLTV    FICO
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
        ARM            1 YR CMT       $10,186,295    4.46    8.317     269      88      357     5.198    68.16     607
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
        ARM            6MO LIBOR      $108,676,255  47.59    8.419     317      36      353     5.757    78.38     586
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
        ARM              COFI           $61,515      0.03    7.000     260     168      428     2.400    63.54     619
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
        ARM              OTHER         $469,579     0.20    5.895     241      67      307     3.698    79.29     618
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                      Total ARMs:     $119,393,645  52.28    8.400     313      41      353     5.700    77.50     588
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------

  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/1st Lien        Balloon        $4,453,256    1.95   11.156     263      97      360     0.000    74.36     607
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/2st Lien        Balloon        $8,875,313    3.89   10.682     336      24      360     0.000    94.12     650
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/1st Lien      Full Amort      $86,386,330   37.83    9.121     260      49      309     0.000    73.76     607
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/2st Lien      Full Amort       $9,264,346    4.06   11.291     185      34      219     0.000    89.76     598
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                     Total Fixed:     $108,979,244  47.72    9.516     260      48      308     0.000    76.80     610
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                   Total Portfolio:   $228,372,889  100.00   8.932     287      44      331     5.7000   77.17     598
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------

      All collateral information provided herein has been calculated using information as of March 1, 2004 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


Summary of Terms


Depositor:                         Bear Stearns Asset Backed Securities, Inc.

Mortgage Loan Seller:              EMC Mortgage Corporation

Master Servicer:                   EMC Mortgage Corporation

Servicers:                         EMC Mortgage Corporation

Lead Manager:                      Bear, Stearns & Co. Inc.

Co Manager:                        Banc of America, LLC.

Yield Maintenance Provider:        Bear Stearns Financial Products Inc.
                                   ("BSFP"), a subsidiary of the Bear Stearns
                                   Companies and an affiliate of Bear, Stearns
                                   & Co. Inc. and EMC Mortgage Corporation.
                                   BSFP is rated Aaa/AAA by Moody's and S&P, respectively.

Trustee:                           LaSalle Bank National Association

Rating Agencies:                   Standard & Poor's Ratings Group and Fitch
                                   Ratings.

Cut-off Date:                      March  1, 2004

Settlement Date:                   On or about April 8, 2004

Distribution Date:                 25th day of each month (or the next business
                                   day), commencing April 2004

Optional Call:                     10% clean-up call

Registration:                      The Certificates will be available in
                                   book-entry form through DTC.

Denominations:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:               REMIC (one or more)

ERISA Considerations:              The Certificates generally may be purchased
                                   by, on behalf of, or with plan assets
                                   of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA Eligibility:                 None of the Certificates will be 'mortgage
                                   related securities' for purposes of the
                                   Secondary Mortgage Market Enhancement Act of
                                   1984. Each servicer will be obligated to advance, or cause to be advanced, cash advances

P&I Advances:                      with respect to delinquent payments of
                                   principal and interest on the mortgage
                                   loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop the servicer's obligation.

Net Mortgage Rate:                 On any mortgage loan, the then applicable
                                   mortgage rate thereon minus the sum of
                                   (1) the Servicing Fee Rate (0.50%) and (2) the Trustee Fee Rate (0.015%).

Interest Payments:                  On each Distribution Date holders of the
                                    Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior
                                    Distribution Date that was not paid.

                                    The 'accrual period' for all of the
                                    Certificates, other than the Class A-IO
                                    Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The `accrual period' for the Class A-IO Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

                                    The trustee will calculate interest on all of the Certificates, other than the Class A-IO Certificates, on an actual/360 basis and for the Class A-IO
                                    Certificates on a 30/360 basis.

Principal Payments:                 The Class M and B Certificates will not
                                    receive any principal payments until
                                    after the Stepdown Date or during a Trigger
                                    Event, unless the principal balance
                                    of the Class A Certificates is equal to
                                    zero.

                                    After the Stepdown Date, so long as a
                                    Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:                 Subordination: Initially, 17.25% for the
                                    Class A Certificates, 9.50% for the
                                    Class M-1 Certificates, 4.25 % for the Class
                                    M-2 Certificates, 2.25% for the M-3
                                    Certificates and 0.00% for the Class B
                                    Certificates.

                                    o  Overcollateralization ("OC")
                                       Initial (% Orig.)              0.00%
                                       OC Target (% Orig.)            3.25%
                                       Stepdown (% Current)           6.50%
                                       OC Floor (% Orig.)             0.50%

                                    o  Excess spread, which will initially be
                                       equal to approximately 638 bps
                                       per annum (before losses), is expected
                                       to be available to cover losses and to
                                       build OC commencing on the May 2004
                                       Distribution Date.  See schedule of
                                       excess spread on page 13.

Interest Distribution Amount:       For any distribution date and each class of
                                    offered certificates, the amount of
                                    interest accrued during the related Accrual
                                    Period at the related Pass-Through
                                    Rate on the Certificate Principal Balance or
                                    Notional Amount of such Class
                                    immediately prior to such distribution date.

Principal Remittance Amount:        With respect to any distribution date, the
                                    principal portion of all scheduled or
                                    unscheduled collections received or advanced on each mortgage loan.

Principal Distribution Amount:      With respect to any distribution date, the
                                    Basic Principal Distribution Amount
                                    plus the Extra Principal Distribution
                                    Amount.

Basic Principal Distribution        With respect to any distribution date, the
Amount:                             excess of (i) the Principal Remittance
                                    Amount for such distribution date over (ii) the Overcollateralization Release
                                    Amount, if any, for such distribution date.

Extra Principal Distribution        With respect to any distribution date, the
Amount:                             lesser of (x) the Net Monthly Excess
                                    Cash-flow for such distribution date and
                                    (y) the Overcollateralization Deficiency
                                    Amount for such distribution date.

Net Monthly Excess Cash-flow:       For any distribution date, the excess of
                                    (x) the Available Distribution Amount
                                    for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest
                                    Shortfall Amounts for the Class A
                                    Certificates and (C) the Principal
                                    Distribution Amount.

Stepdown Date:                      The earlier to occur of (i) the distribution
                                    date on which the aggregate
                                    Certificate Principal Balance of the Class A
                                    Certificates has been reduced to
                                    zero and (ii) the later to occur of (x) the distribution date occurring in April
                                    2007 and (y) the first distribution date for which the aggregate Certificate
                                    Principal Balance of the Class M and Class B
                                    Certificates and the Overcollateralized
                                    Amount divided by the aggregate Stated
                                    Principal Balance of the mortgage loans is greater than or equal to 41.00%.

Trigger Event:                      A 'Trigger Event,' with respect to each
                                    Distribution Date after the Stepdown
                                    Date, exists if the three-month rolling
                                    average of the percent equal to the sum
                                    of the Stated Principal Balances of the
                                    mortgage loans that are 61 days or more
                                    delinquent or are in bankruptcy or
                                    foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds
                                    35% of the aggregate amount of the
                                    Class M and Class B Certificates plus the
                                    Overcollateralized Amount and Losses
                                    are greater than approximately 5.75% from month 37 to 48, 7.75% from month 49-60, 9.00% from month 61 to 72 and 9.50% thereafter.

Priority of Payments:               On each Distribution Date, distributions on
                                    the Certificates, to the extent of
                                    available funds, will be made according to the following priority:

                                       Interest Distributions:

                                    1)   To the holders of the Class A and
                                         Class A-IO  Certificates, the related
                                         Interest Distribution Amount and
                                         related Unpaid Interest Shortfall
                                         Amount;
                                    2)   To the holders of the Class M-1,
                                         Class M-2 and Class M-3  Certificates,
                                         sequentially, the Interest Distribution
                                         Amount for each such class; and
                                    3)   To the holders of the Class B-1 and
                                         Class B-2 Certificates, the related
                                         Interest Distribution Amount.

                                         Principal Distributions:
                                         Prior to the Stepdown Date or on which
                                         a Trigger Event is in effect
                                         1)   To the holders of the Class A-1
                                              and  Class  A-2 Certificates,
                                              sequentially, until the
                                              Certificate  Principal Balance
                                              of each such class has been
                                              reduced to zero;
                                         2)   To the holders of the Class M-1,
                                              Class M-2, Class M-3, Class B-1
                                              and Class B-2 Certificates,
                                              sequentially,  until the
                                              Certificate Principal Balance of
                                              each such class has been reduced
                                              to zero;

                                         On or after the Stepdown Date on which
                                         a Trigger Event is not in effect

                                         1)   To the holders of the Class A-1
                                              and Class A-2 Certificates,
                                              sequentially, the Class A
                                              Principal Distribution Amount,
                                              until the Certificate Principal
                                              Balance of each such class has
                                              been reduced to zero;

                                         2)   To the holders of the Class M-1
                                              Certificates, the Class M-1
                                              Principal Distribution Amount
                                              until the Certificate
                                              Principal Balance thereof has
                                              been reduced to zero;

                                         3)   To the holders of the Class M-2
                                              Certificates, the Class M-2
                                              Principal Distribution Amount
                                              until the Certificate
                                              Principal Balance thereof has been
                                              reduced to zero;

                                         4)   To the holders of the Class M-3
                                              Certificates, the Class M-3
                                              Principal Distribution Amount
                                              until the Certificate
                                              Principal Balance thereof has been
                                              reduced to zero; and

                                         5)   To the holders of the Class B-1
                                              and Class B-2 Certificates,
                                              sequentially, the Class B
                                              Principal Distribution Amount
                                              until the Certificate Principal
                                              Balance thereof has been reduced
                                              to zero.

                                         Net Monthly Excess Cashflow:

                                         1)   To the holders of the class or
                                              classes of Certificates
                                              then entitled to receive
                                              distributions in respect of
                                              principal, in an amount equal to
                                              any Extra Principal
                                              Distribution Amount, payable to
                                              such holders as part of
                                              the Principal Distribution Amount;

                                         2)   To the holders of the Class M-1
                                              Certificates, in an amount equal
                                              to the Unpaid Interest Shortfall
                                              Amount and any Allocated Realized
                                              Loss Amount, in that order,
                                              for such certificates;

                                         3)   To the holders of the Class M-2
                                              Certificates, in an amount equal
                                              to the Unpaid Interest Shortfall
                                              Amount and any Allocated Realized
                                              Loss Amount, in that order,
                                              for such certificates;

                                         4)   To the holders of the Class M-3
                                              Certificates, in an amount equal
                                              to the Unpaid Interest Shortfall
                                              Amount and any Allocated Realized
                                              Loss Amount, in that order,
                                              for such certificates; and

                                         5)   To the holders of the Class B
                                              Certificates, in an amount equal
                                              to the Unpaid Interest Shortfall
                                              Amount and any Allocated Realized
                                              Loss Amount, in that order,
                                              for such certificates; and

                                         6)   To the holders of the Class B-IO
                                              Certificates and the
                                              Class R Certificates, as provided
                                              in the pooling and servicing
                                              agreement.

Class A Principal Distribution      For any applicable distribution date, an
Amount:                             amount equal to the excess (if any) of (A)
                                    the Certificate Principal Balance of
                                    the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) 59.00% of the aggregate Stated
                                    Principal Balance of the mortgage loans, as of the last day of the related due period and (y) the aggregate Stated Principal
                                    Balance of the mortgage loans, as
                                    of the last day of the related due period less the Overcollateralization Floor.

Class M-1 Principal Distribution    For any applicable distribution date, an
Amount:                             amount equal to the excess (if any) of (A)
                                    the sum of (1) the Certificate Principal
                                    Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the
                                    Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) 74.50% of the aggregate Stated
                                    Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal
                                    Balance of the mortgage loans as of the
                                    last day of the related due period less the Overcollateralization Floor.

Class M-2 Principal Distribution    For any applicable distribution date, an
Amount:                             amount equal to the excess (if any) of (A)
                                    the sum of (1) the Certificate Principal
                                    Balance of the Class A and Class M-1
                                    Certificates (after taking into
                                    account the payment of the Class A and
                                    Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class
                                    M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x)
                                    85.00% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                    Overcollateralization Floor.

Class M-3 Principal Distribution    For any applicable distribution date, an
Amount:                             amount equal to the excess (if any) of (A)
                                    the sum of (1) the Certificate Principal
                                    Balance of the Class A, Class M-1 and Class
                                    M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class
                                    M-3 Certificates immediately prior to such distribution date over (B) the lesser of
                                    (x) 89.00% of the aggregate Stated
                                    Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated
                                    Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.


Class B Principal Distribution      For any applicable distribution date, an
Amount:                             amount equal to the excess (if any) of (A)
                                    the sum of (1) the Certificate Principal
                                    Balance of the Class A, Class M-1,
                                    Class M-2, and Class M-3 Certificates
                                    (after taking into account the payment of the Class A, Class M-1, Class M-2 and
                                    Class M-3 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B
                                    Certificates immediately prior to such
                                    distribution date over (B) the lesser of (x)
                                    93.50% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the
                                    last day of the related due period
                                    and (y) the aggregate Stated Principal
                                    Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Overcollateralization Deficiency    For any distribution date, the amount,
Amount:                             if any, by which the Overcollateralization
                                    Target Amount exceeds the Overcollateralized
                                    Amount on such distribution date.

Overcollateralization Release
Amount: For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution
                                    Date) over (ii) the Overcollateralization
                                    Target Amount for such Distribution Date.

Overcollateralization Target        With respect to any Distribution Date, (i)
Amount:                             prior to the Stepdown Date, an amount equal
                                    to approximately 3.25% of the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.50% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately
                                    $1,141,864 or (iii) on or after
                                    the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization
                                    Target Amount for the immediately
                                    preceding Distribution Date. As of March
                                    1, 2004, the OC Target Amount would have been approximately $7.42 million.

Overcollateralized Amount:          For any distribution date, the amount,
                                    if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-IO Certificates) as of such distribution date.

Realized Losses:                    Any loss on a mortgage loan attributable to
                                    the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:               Any Realized Losses on the mortgage loans
                                    will be allocated on any distribution date, first, to Net Monthly Excess
                                    Cashflow, second, in reduction of the
                                    Overcollateralization Amount, third, to the
                                    Class B-1 and Class B-2 Certificates
                                    pro rata based on the Certificate Principal
                                    Balance of each such certificate, fourth to the Class M-3, fifth to the Class M-2 and sixth, to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

                                    Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

Allocated Realized Loss Amount:     With respect to Class M-1, Class M-2,
                                    Class M-3 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated
                                    Realized Loss Amount for that class
                                    remaining unpaid from the previous
                                    distribution date.

Yield Maintenance Agreement:        The issuer will benefit from a series of
                                    interest rate cap payments from the Yield
                                    Maintenance Provider pursuant to a
                                    yield maintenance agreement purchased with respect to the fixed rate mortgage loans, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the "Yield Maintenance
                                    Agreement"). On each Distribution Date,
                                    payments under the Yield Maintenance
                                    Agreement will be made on an amount equal to the lesser of (a) the aggregate Principal
                                    Balance of the fixed rate mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 18% CPR through September 2011 (assuming no losses or delinquencies), and zero thereafter. It is anticipated that the Yield Maintenance will include the following terms:

                                    Notional Balance           Strike Rate   Months

                                    Fixed Rate Loans @ 18% CPR   7.13%        1-29
                                    Fixed Rate Loans @ 18% CPR   8.13%        29-90


BEAR STEARNS                   COMPUTATIONAL MATERIALS FOR
                               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2004-1
                               ASSET-BACKED CERTIFICATES, SERIES 2004-1

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                        INFORMATION AS OF MARCH 1, 2004
--------------------------------------------------------------------------------

LOAN CHARACTERISTIC                                 FIXED POOL             ADJUSTABLE POOL                TOTAL POOL
---------------------------------------------------------------------------------------------------------------------
Expected Pool Balance                         $108,979,244.13             $119,393,644.74           $228,372,888.87
Average Balance                                    $53,212.52                  $98,266.37                $69,988.63
% Conforming Balances                                   88.70%                      92.56%                    90.72%
--------------------------------------------------------------------------------------------------------------------
WA Gross WAC                                            9.516%                      8.400%                    8.932%
Range of Gross WAC                            4.125% - 16.750%            3.875% - 16.550%          3.875% - 16.750%
WA Net WAC (%)                                          9.001%                      7.885%                    8.417%
WAM (mos)                                                 239                         313                       277
WA Age (mos)                                               45                          40                        42
WA Orig. Term (mos)                                       283                         353                       320
--------------------------------------------------------------------------------------------------------------------
Fixed Rate Balloon                                      12.23%                         N/A                     5.84%
Fixed Rate Fully Amortizing                             87.77%                         N/A                    41.88%
Adjustable Rate                                            N/A                     100.00%                    52.28%
---------------------------------------------------------------------------------------------------------------------
First Lien / Second Lien                         83.35%/12.23%               100.00% /---%              92.06%/7.94%
---------------------------------------------------------------------------------------------------------------------
CURRENT BALANCE
$0 - $49,999                                            32.03%                       9.29%                    20.14%
$50,000 - $99,999                                       28.71%                      28.75%                    28.73%
$100,000 - $149,999                                     13.33%                      18.76%                    16.17%
$150,000 - $199,999                                      9.25%                      15.46%                    12.49%
$200,000 - $249,999                                      4.05%                       8.36%                     6.30%
$250,000 - $299,999                                      4.62%                       6.94%                     5.83%
$300,000 - $349,999                                      0.56%                       6.43%                     3.63%
$350,000 - $399,999                                      2.11%                       1.87%                     1.98%
$400,000 - $449,999                                      1.93%                       1.43%                     1.67%
$450,000 - $499,999                                      0.87%                       1.64%                     1.27%
$500,000 - $549,999                                      1.42%                       0.45%                     0.91%
$550,000 - $599,999                                      0.54%                        ---%                     0.26%
$600,000 - $649,999                                      0.59%                        ---%                     0.28%
$650,000 and above                                        ---%                       0.63%                     0.33%
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Up to 5.999%                                             7.28%                       4.56%                     5.86%
6.000% - 6.999%                                         11.57%                      12.73%                    12.18%
7.000% - 7.999%                                         13.98%                      22.30%                    18.33%
8.000% - 8.999%                                          8.38%                      30.70%                    20.05%
9.000% - 9.999%                                          9.56%                      17.37%                    13.64%
10.000% - 10.999%                                       17.70%                       7.55%                    12.39%
11.000% - 11.999%                                       18.07%                       3.24%                    10.31%
12.000% - 12.999%                                        9.53%                       1.21%                     5.18%
13.000% - 13.999%                                        2.59%                       0.22%                     1.35%
14.000% - 14.999%                                        0.98%                       0.08%                     0.51%
15.000% and above                                        0.37%                       0.04%                      0.2%
---------------------------------------------------------------------------------------------------------------------

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                        INFORMATION AS OF MARCH 1, 2004

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                   COMPUTATIONAL MATERIALS FOR
                               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2004-1
                               ASSET-BACKED CERTIFICATES, SERIES 2004-1

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC                                FIXED POOL             ADJUSTABLE POOL                    TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
Age (Months)
0 - 12                                                 37.69%                      49.40%                        43.81%
13 - 24                                                11.68%                       5.82%                         8.62%
25 - 36                                                 4.51%                       0.80%                         2.57%
37 - 48                                                 0.53%                       0.38%                         0.45%
49 - 60                                                 0.13%                       0.50%                         0.32%
61 - 72                                                 5.56%                      19.60%                        12.90%
73 - 84                                                22.09%                      10.76%                        16.17%
85 - 96                                                11.59%                       7.02%                         9.20%
97 and Greater                                          6.23%                       5.70%                         5.95%
ORIGINAL TERM
1-15 Years                                             33.31%                       2.15%                        17.02%
16-30 Years                                            66.69%                      97.74%                        82.92%
30+ Years                                                ---%                       0.11%                         0.06%
------------------------------------------------------------------------------------------------------------------------
CREDIT SCORE
Weighted Average                                          610                         588                           598
Not Available                                           1.42%                       0.52%                         0.95%
Up to 549                                              28.14%                      35.02%                        31.74%
550 to 599                                             18.33%                      24.08%                        21.34%
600 to 649                                             18.28%                      18.75%                        18.53%
650 to 699                                             18.64%                      13.97%                         16.2%
700 and Greater                                        15.19%                       7.66%                        11.25%
------------------------------------------------------------------------------------------------------------------------
CURRENT CLTV
Weighted Average                                       87.52%                      77.50%                        77.17%
% LTV's > 80%                                          41.25%                      37.78%                        39.43%
% of LTV's > 80% with MI
Insurance                                               3.53%                       0.69%                         2.04%
------------------------------------------------------------------------------------------------------------------------
ORIGINAL CLTV
Weighted Average                                       82.18%                      80.59%                        81.35%
10.01 - 20.00%                                          0.03%                       0.08%                         0.06%
20.01% - 30.00%                                         0.25%                       0.17%                         0.21%
30.01% - 40.00%                                         1.32%                       0.52%                         0.90%
40.01% - 50.00%                                         1.62%                       1.09%                         1.34%
50.01% - 60.00%                                         3.93%                       3.14%                         3.52%
60.01% - 70.00%                                        10.36%                      12.08%                        11.26%
70.01% - 80.00%                                        31.36%                      38.94%                        35.32%
80.01% - 90.00%                                        25.10%                      27.94%                        26.58%
90.01% - 100.00%                                       23.55%                      15.68%                        19.43%
100.01% and above                                       2.50%                       0.35%                         1.38%
------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                   COMPUTATIONAL MATERIALS FOR
                               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2004-1
                               ASSET-BACKED CERTIFICATES, SERIES 2004-1

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                        INFORMATION AS OF MARCH 1, 2004

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC                                FIXED POOL              ADJUSTABLE POOL                   TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                                        91.43%                       92.90%                       92.20%
 Investor Property                                      6.53%                        4.54%                        5.49%
 Second Home                                            2.04%                        2.56%                        2.31%
LOAN PURPOSE
 Purchase Money                                        38.53%                       36.41%                       37.42%
 Cash-Out Refi                                         52.78%                       56.55%                       54.75%
 Rate/Term Refi                                         8.68%                        7.04%                        7.83%
------------------------------------------------------------------------------------------------------------------------
INSURANCE
 Conventional w/MI                                      3.83%                        0.77%                        2.23%
 Conventional w/o MI                                   96.17%                       99.23%                       97.77%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)
 California                                            15.13%                       17.80%                       16.53%
 Florida                                                9.25%                        8.97%                        9.11%
 New York                                              10.40%                        7.22%                        8.74%
PROPERTY TYPE
 Single Family Detached                                74.27%                       82.45%                       78.54%
 2-4 Family                                             7.40%                        7.47%                        7.44%
 Planned Unit Development                               8.09%                        5.45%                        6.71%
 Condominium                                            3.41%                        3.17%                        3.29%
 Mobile/Manufactured Home                               5.89%                        0.91%                        3.29%
 Townhouse                                              0.94%                        0.50%                        0.71%
 Other                                                   ---%                        0.05%                        0.03%
------------------------------------------------------------------------------------------------------------------------
LOAN TYPE
 Fixed Rate Balloon                                    12.23%                         ---%                        5.84%
 Fixed Rate Fully Amortizing                           87.77%                         ---%                       41.88%
 1-YR CMT                                                ---%                        8.53%                        4.46%
 WSJ 6-Month LIBOR                                       ---%                       91.02%                       47.59%
 Other                                                   ---%                        0.45%                        0.23%
------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                   COMPUTATIONAL MATERIALS FOR
                               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2004-1
                               ASSET-BACKED CERTIFICATES, SERIES 2004-1

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                        INFORMATION AS OF MARCH 1, 2004

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC                                FIXED POOL                   ADJUSTABLE                   TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
GROSS MARGIN
Weighted Average (Arms Only)                                                       5.7000%                      5.7000%
Fixed Rate Mortgage Loans                             100.00%                        1.75%                        0.91%
Up to 2.999%                                             ---%                        2.88%                        1.51%
3.000% - 3.999%                                          ---%                       14.95%                        7.82%
4.000% - 4.999%                                          ---%                       43.55%                       22.77%
5.000% - 5.999%                                          ---%                       25.67%                       13.42%
6.000% - 6.999%                                          ---%                        9.06%                        4.74%
7.000% - 7.999%                                          ---%                        2.13%                        1.11%
8.000% and above                                         ---%                        1.75%                        0.91%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MAXIMUM INTEREST RATE
Weighted Average (Arms Only)                                                       15.044%                      15.044%
Fixed Rate Mortgage Loans                             100.00%                          N/A                       47.72%
Up to 11.999%                                            ---%                        3.91%                        2.04%
12.000% - 12.999%                                        ---%                        9.21%                        4.81%
13.000% - 13.999%                                        ---%                       14.69%                        7.68%
14.000% - 14.999%                                        ---%                       18.41%                        9.62%
15.000% - 15.999%                                        ---%                       23.38%                       12.22%
16.000% - 16.999%                                        ---%                       22.20%                       11.61%
17.000% - 17.999%                                        ---%                        5.37%                        2.81%
18.000% - 18.999%                                        ---%                        1.94%                        1.01%
19.000% - 19.999%                                        ---%                        0.57%                        0.30%
20.000% and above                                        ---%                        0.32%                        0.17%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MONTHS TO NEXT RATE ADJUSTMENT
Weighted Average (Arms Only)                                                            11                           11
Fixed Rate Mortgage Loans                             100.00%                          N/A                       47.72%
0-3                                                      ---%                       21.85%                       11.42%
4-7                                                      ---%                       23.10%                       12.08%
8-11                                                     ---%                        3.51%                        1.84%
12-15                                                    ---%                       10.41%                        5.44%
16-19                                                    ---%                       31.07%                       16.24%
20-23                                                    ---%                        5.98%                        3.13%
24-39                                                    ---%                        3.15%                        1.65%
44-47                                                    ---%                        0.39%                        0.20%
48-51                                                    ---%                        0.54%                        0.28%
------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                   COMPUTATIONAL MATERIALS FOR
                               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2004-1
                               ASSET-BACKED CERTIFICATES, SERIES 2004-1

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                        INFORMATION AS OF MARCH 1, 2004

--------------------------------------------------------------------------------
            Distribution       AFC                AFC             Excess
Period      Date               Rate (1)           Rate (2)        Spread bps (1)
--------------------------------------------------------------------------------
         1     25-Apr-04             8.18%        8.18%           7.05%
         2     25-May-04             7.90         9.41            6.36
         3     25-Jun-04             8.15         9.71            6.30
         4     25-Jul-04             7.88         9.38            6.33
         5     25-Aug-04             8.13         9.68            6.27
         6     25-Sep-04             8.11         9.67            6.25
         7     25-Oct-04             7.83         9.34            6.29
         8     25-Nov-04             8.07         9.63            6.22
         9     25-Dec-04             7.80         9.30            6.25
        10     25-Jan-05             8.04         9.60            6.18
        11     25-Feb-05             8.02         9.58            6.15
        12     25-Mar-05             7.23         8.64            6.29
        13     25-Apr-05             7.99         9.55            6.10
        14     25-May-05             7.71         9.22            6.13
        15     25-Jun-05             7.95         9.51            6.05
        16     25-Jul-05             7.66         9.17            6.06
        17     25-Aug-05             7.90         9.45            5.98
        18     25-Sep-05             7.88         9.43            5.95
        19     25-Oct-05             7.60         9.11            5.98
        20     25-Nov-05             7.83         9.39            5.89
        21     25-Dec-05             7.56         9.06            5.92
        22     25-Jan-06             7.78         9.34            5.82
        23     25-Feb-06             7.76         9.31            5.79
        24     25-Mar-06             6.99         8.39            5.93
        25     25-Apr-06             7.71         9.27            5.73
        26     25-May-06             7.44         8.94            5.75
        27     25-Jun-06             7.66         9.22            5.66
        28     25-Jul-06             7.39         8.89            5.68
        29     25-Aug-06             7.61         9.16            5.58
        30     25-Sep-06             7.58         8.74            5.54

     (1) Assumes 1-month LIBOR at 1.09%, no losses and is run at the pricing speed to call.

     (2) Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                   COMPUTATIONAL MATERIALS FOR
                               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2004-1
                               ASSET-BACKED CERTIFICATES, SERIES 2004-1


--------------------------------------------------------------------------------
            Distribution       AFC             AFC             Excess
Period      Date               Rate (1)        Rate (2)        Spread bps (1)
--------------------------------------------------------------------------------
     31      25-Oct-06          8.38%           9.49%           6.63%
     32      25-Nov-06          8.66            9.81            6.56
     33      25-Dec-06          8.38            9.49            6.60
     34      25-Jan-07          8.66            9.81            6.53
     35      25-Feb-07          8.66            9.81            6.52
     36      25-Mar-07          7.82            8.86            6.68
     37      25-Apr-07          8.66            9.81            6.49
     38      25-May-07          8.38            9.49            6.53
     39      25-Jun-07          8.65            9.80            6.50
     40      25-Jul-07          8.37            9.49            6.58
     41      25-Aug-07          8.65            9.80            6.52
     42      25-Sep-07          8.65            9.80            6.53
     43      25-Oct-07          8.37            9.48            6.59
     44      25-Nov-07          8.65            9.80            6.53
     45      25-Dec-07          8.37            9.48            6.59
     46      25-Jan-08          8.65            9.80            6.52
     47      25-Feb-08          8.65            9.80            6.52
     48      25-Mar-08          8.09            9.17            6.63
     49      25-Apr-08          8.65            9.80            6.51
     50      25-May-08          8.37            9.48            6.56
     51      25-Jun-08          8.65            9.80            6.50
     52      25-Jul-08          8.37            9.48            6.55
     53      25-Aug-08          8.65            9.80            6.48
     54      25-Sep-08          8.65            9.80            6.48
     55      25-Oct-08          8.37            9.48            6.53
     56      25-Nov-08          8.65            9.80            6.47
     57      25-Dec-08          8.37            9.48            6.52
     58      25-Jan-09          8.64            9.80            6.45
     59      25-Feb-09          8.64            9.80            6.45
     60      25-Mar-09          7.81            8.85            6.63

     (1) Assumes 1-month LIBOR at 1.09%, no losses and is run at the pricing speed to call.

     (2) Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                   COMPUTATIONAL MATERIALS FOR
                               BEAR STEARNS ASSET-BACKED SECURITIES TRUST 2004-1
                               ASSET-BACKED CERTIFICATES, SERIES 2004-1


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            Distribution       AFC                AFC             Excess
Period      Date               Rate (1)           Rate (2)        Spread (1)
--------------------------------------------------------------------------------
  61        25-Apr-09          8.64%            9.80%                  6.44%
  62        25-May-09          8.37      9.48                         6.50
  63        25-Jun-09          8.64      9.80                         6.44
  64        25-Jul-09          8.36      9.48                         6.50
  65        25-Aug-09          8.64      9.80                         6.44
  66        25-Sep-09          8.64      9.80                         6.44
  67        25-Oct-09          8.36      9.48                         6.50
  68        25-Nov-09          8.64      9.79                         6.44
  69        25-Dec-09          8.36      9.48                         6.50
  70        25-Jan-10          8.64      9.79                         6.44
  71        25-Feb-10          8.64      9.79                         6.44
  72        25-Mar-10          7.80      8.79                         6.63
  73        25-Apr-10          8.59      9.71                         6.39
  74        25-May-10          8.32      9.40                         6.46
  75        25-Jun-10          8.59      9.71                         6.39
  76        25-Jul-10          8.31      9.40                         6.45
  77        25-Aug-10          8.59      9.71                         6.39
  78        25-Sep-10          8.59      9.71                         6.39
  79        25-Oct-10          8.31      9.40                         6.45
  80        25-Nov-10          8.59      9.71                         6.39
  81        25-Dec-10          8.31      9.40                         6.45
  82        25-Jan-11          8.59      9.71                         6.39
  83        25-Feb-11          8.59      9.71                         6.39
  84        25-Mar-11          7.76      8.77                         6.58
  85        25-Apr-11          8.59      9.71                         6.39
  86        25-May-11          8.31      9.40                         6.45
  87        25-Jun-11          8.59      9.71                         6.39
  88        25-Jul-11          8.31      9.40                         6.45
  89        25-Aug-11          8.59      9.71                         6.39
  90        25-Sep-11          8.59      9.71                         6.39
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     (1)  Assumes 1-month LIBOR at 1.09%, no losses and is run at the pricing speed to call.

     (2) Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.